SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2005

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Host Marriott Corporation is filing as an exhibit hereto (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the taxation of Host Marriott as a real estate investment trust and the ownership and disposition of Host Marriott equity securities. This description replaces and supersedes prior descriptions of the federal income tax treatment of Host Marriott and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Material Federal Income Tax Considerations

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

	By:	/s/ Larry K. Harvey
Date: March 2, 2005	Name:	Larry K. Harvey
	Title:	Senior Vice President and Corporate Controller